UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Semiannual Report
to Shareholders

DWS Small Cap Core Fund

(formerly Scudder Small Company Stock Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during Life of Fund periods shown for Class A and Class C shares, and returns during all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the DWS Small Cap Core Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/06
DWS Small Cap Core Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	11.99%	18.59%	27.10%	14.88%	9.08%
Class B	11.52%	17.61%	26.05%	13.92%	8.19%
Class C	11.59%	17.68%	26.13%	13.96%	8.22%
Russell 2000 Index+	15.23%	25.85%	29.53%	12.59%	9.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on February 1, 1997. Index returns began on January 31, 1997.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/06	$ 24.96	$ 23.73	$ 23.78
9/30/05	$ 25.70	$ 24.70	$ 24.74
Distribution Information: Six Months: Capital Gains as of 3/31/06	$ 3.40	$ 3.40	$ 3.40
Class A Lipper Rankings — Small-Cap Core Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	511	of	626	82
3-Year	325	of	493	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Core Fund — Class A [] Russell 2000 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/06
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,177	$19,351	$18,861	$20,902
	Average annual total return	11.77%	24.61%	13.53%	8.38%
Class B	Growth of $10,000	$11,461	$19,830	$19,086	$20,565
	Average annual total return	14.61%	25.63%	13.80%	8.19%
Class C	Growth of $10,000	$11,768	$20,066	$19,221	$20,624
	Average annual total return	17.68%	26.13%	13.96%	8.22%
Russell 2000 Index+	Growth of $10,000	$12,585	$21,734	$18,093	$23,256
	Average annual total return	25.85%	29.53%	12.59%	9.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns began on January 31, 1997.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the Life of Fund periods shown for Class AARP and Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of Class AARP of the DWS Small Cap Core Fund during such periods and have assumed the same expense structure. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/06
DWS Small Cap Core Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	12.14%	18.92%	27.34%	15.14%	9.36%
Class S	12.25%	19.06%	27.47%	15.21%	9.36%
Russell 2000 Index+	15.23%	25.85%	29.53%	12.59%	9.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on February 1, 1997. Index returns began on January 31, 1997.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/06	$ 25.32	$ 25.38
9/30/05	$ 26.00	$ 26.04
Distribution Information: Six Months: Capital Gains as of 3/31/06	$ 3.40	$ 3.40
Class AARP Lipper Rankings — Small-Cap Core Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	500	of	626	80
3-Year	301	of	493	61
5-Year	105	of	373	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Core Fund — Class AARP [] Russell 2000 Index+

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	Life of Fund*
Class AARP	Growth of $10,000	$11,892	$20,647	$20,238	$22,687
	Average annual total return	18.92%	27.34%	15.14%	9.36%
Class S	Growth of $10,000	$11,906	$20,710	$20,300	$22,756
	Average annual total return	19.06%	27.47%	15.21%	9.39%
Russell 2000 Index+	Growth of $10,000	$12,585	$21,734	$18,093	$23,256
	Average annual total return	25.85%	29.53%	12.59%	9.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns began on January 31, 1997.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,119.90	$ 1,115.20	$ 1,115.90	$ 1,121.40	$ 1,122.50
Expenses Paid per $1,000*	$ 8.09	$ 12.45	$ 12.08	$ 6.66	$ 5.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,017.30	$ 1,013.16	$ 1,013.51	$ 1,018.65	$ 1,019.30
Expenses Paid per $1,000*	$ 7.70	$ 11.85	$ 11.50	$ 6.34	$ 5.69

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Small Cap Core Fund	1.53%	2.36%	2.29%	1.26%	1.13%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Robert Wang and Portfolio Managers Jin Chen and Julie Abbett discuss DWS Small Cap Core Fund's performance, management strategy and the market environment during the six-month period ended March 31, 2006.

Q: How would you describe the economic and market environment over the last six months?

A: It was a period of generally strong equity returns: after some weakness at the beginning of the period, stock prices moved up sharply in late October and November and continued to rise fairly steadily. For the six months ended March 31, 2006, the Standard & Poor's 500 (the S&P 500) Index, which is generally regarded as a good indicator of the broad stock market, had a return of 6.38%.1 As in other periods in the recent past, small-cap stocks performed far better than large-cap stocks: the return of the Russell 1000 Index was 5.72%, compared with 15.23% for the Russell 2000 Index.2 Within the small-cap category, in which this fund invests, growth performed better than value: the Russell 2000 Growth Index had a return of 16.20%, compared with 14.26% for the Russell 2000 Value Index.3 This strong market performance reflected continued economic growth, driven largely by consumer spending, although business trends were also generally positive. Inflation remains a concern, as commodity prices moved upward and the price of gold approached a record level. In an effort to control inflation, the Federal Reserve Board, (the Fed) has been raising short-term interest rates steadily since June 2004. With the federal funds rate now at 4.75%, it seems likely that the Fed will soon end its series of rate increases, and that should be positive for equity markets.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.

3 The Russell 2000 Growth Index measures the performance of small companies with a greater-than-average growth orientation as compared with the overall market. The Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower growth values than the overall market.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Small Cap Core Fund (Class A shares) produced a total return of 11.99% for the six months ended March 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) The fund underperformed its benchmark, the Russell 2000 Index, which returned 15.23% for the period, and its peer group, the Lipper Small-Cap Core Funds category, which posted an average return of 13.44%.4 During this period, value-oriented factors (such as earnings cash-flow-to-price and forward earnings-to-price) proved not to be as effective as growth factors (such as cash flow growth) in predicting stock performance. Also, market volatility declined, meaning that stock prices tended not to make significant moves. In such an environment, which we believe is temporary, it is difficult to create a portfolio that significantly differentiates performance from that of peers.

4 The Lipper Small-Cap Core Funds category is a group of mutual funds that invest primarily in small-cap stocks. It is not possible to invest directly into a Lipper category.

Q: How is this fund managed?

A: Our investment process is focused on stock selection, using a combination of quantitative processes and fundamental analysis.

We analyze a broad universe of stocks in an effort to find those that we believe will outperform their industry peers over time. Industry allocations are normally kept close to those of the Russell 2000 Index. The universe for DWS Small Cap Core Fund includes the stocks in the Russell 2000 Index, which tracks 2,000 stocks of small US-based companies; median market capitalization is approximately $540 million.

We begin by sorting these stocks into 24 clearly defined industry groups. Next, we compare the stocks side by side within their industry groups based on nine factors that have a low correlation to one another. These include current and historical data such as valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment, which help us pinpoint stock movement outside of fundamentals. By synthesizing all this information, we rank stocks according to their expected performance. Our model also creates an "optimal" portfolio, suggesting which stocks should be included in the fund and which ones should be omitted, as well as proportions of individual stocks to be held. We carefully analyze our model's suggestions, double-checking data and seeking additional information about each potential holding. This step-by-step approach leads to a portfolio of roughly 300 to 325 stocks. By diversifying holdings among a large number of stocks, we reduce the risk associated with each individual stock.

This model makes it possible to analyze far more stocks than can most traditional active portfolio managers. Our approach combines technology and professional skill to create what we believe is the best way to reduce risk by using an objective, consistent and repeatable system to choose stocks that are attractively valued.

Q: What decisions made positive contributions to performance?

A: The three sectors in which our relative performance was best were consumer durables and apparel, capital goods, and software and related services. Bed retailer Select Comfort Corp. performed well, based on strong sales and earnings in early 2006; we had originally selected this stock because of its good quality of earnings and strong cash flow. Guess? Inc., a branded apparel company, was another holding that performed well; we sold this stock after it moved up and began to appear expensive relative to others in its industry group.

Among the top performers in capital goods were JLG Industries, Inc., a producer of aerial work platforms, and Granite Construction, Inc., a builder of roads, tunnels, bridges, airports and other infrastructure. Revenue and earnings of both of these companies are benefiting from strength in the housing and transportation cycle.

In software/services, one of the top stocks was Blackbaud, Inc., a provider of products that enable universities, schools and corporations to host their classes on the Internet. We selected this stock based on good valuation and market sentiment, and we were rewarded when the company delivered strong results for 2005 and reported that international sales were at record levels.

Q: What were the main detractors from the fund's performance?

A: Our worst sectors were hardware and equipment within the technology group, telecommunications services and energy. In technology, relative performance was negatively affected by two stocks that performed exceptionally well that were not in the portfolio: Rambus, Inc. and Maxtor Corp. These stocks soared on positive news regarding nonrecurring events; in both cases, issues regarding financial stability and risk precluded their inclusion in our quality-oriented portfolio.

After performing well through most of 2005, the energy sector weakened over the last few months. Among the energy holdings that hurt absolute and relative performance were Energy Partners Ltd. and Stone Energy Corp. These companies' production facilities were disrupted by the hurricanes that hit the Gulf Coast last September; we sold both stocks after their valuations began to look poor relative to their peers.

The strongest negative influence on the portfolio's performance was our position in Movie Gallery, Inc., which operates approximately 2,500 retail movie rental stores. We selected this stock based on its good-quality earnings and cash flow, but we subsequently sold it as its fundamentals deteriorated vs. its peer group. Movie Gallery has experienced a decline in the in-store rental business, same-store sales and product sales as Internet-based systems for renting movies have put pressure on the company.

Q: What other comments do you have for shareholders?

A: Although the fund's return was below that of its peers and benchmarks for this six-month period, shareholders benefited from the pronounced strength in small-cap stocks, realizing a return of nearly 12%. We continually look for ways to improve the technology we use for managing the portfolio, seeking more efficient means for translating market signals to portfolio performance in all market environments and working to achieve the maximum value of fundamental research. As we evaluate possible improvements in our systems, we perform rigorous analysis on all available data, testing how changes under consideration would have affected performance if they had been in place. Our goal is to continually refine our processes, to make them as transparent and repeatable as possible.

We will continue to utilize a balanced approach to stock selection to seek attractive investment opportunities among small-cap stocks. We believe a diversified portfolio of small-cap stocks, managed with careful attention to risk control, is an excellent equity vehicle for many investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/06	9/30/05

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/06	9/30/05

Financials	20%	20%
Information Technology	19%	17%
Industrials	15%	14%
Consumer Discretionary	14%	15%
Health Care	13%	13%
Energy	8%	8%
Materials	5%	5%
Consumer Staples	3%	4%
Telecommunication Services	2%	2%
Utilities	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2006 (7.9% of Net Assets)
1. Corus Bankshares, Inc. Holder of interest for commercial bank	0.9%
2. FirstFed Financial Corp. Holder for provider of banking services	0.8%
3. EMCOR Group, Inc. Provider of mechanical and electrical construction services	0.8%
4. Granite Construction, Inc. Provider of contract heavy construction	0.8%
5. Cabot Oil & Gas Corp. Explorer and producer of oil and gas	0.8%
6. JLG Industries, Inc. Manufacturer, distributor and marketer of aerial work platforms	0.8%
7. Reliance Steel & Aluminum Co. Processor and distributor of steel and aluminum	0.8%
8. Pediatrix Medical Group, In. Provider of health care services	0.8%
9. Sierra Pacific Resources Operator of electric power generators and electric transmission stations	0.7%
10. Helix Energy Solutions Group, Inc. Provider of oil and gas properties and production services	0.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 13.7%
Auto Components 1.5%
Aftermarket Technology Corp.*	18,000	406,980
American Axle & Manufacturing Holdings, Inc.	60,900	1,043,217
ArvinMeritor, Inc.	17,000	253,470
Modine Manufacturing Co.	37,600	1,109,200
Sauer-Danfoss, Inc.	5,300	121,635
		2,934,502
Automobiles 0.4%
Fleetwood Enterprises, Inc.*	70,500	787,485
Distributors 0.8%
Audiovox Corp. "A"*	48,900	583,866
Building Materials Holding Corp. (a)	25,400	905,256
		1,489,122
Diversified Consumer Services 0.9%
Alderwoods Group, Inc.*	59,300	1,061,470
Escala Group, Inc.* (a)	24,200	633,798
		1,695,268
Hotels Restaurants & Leisure 2.2%
Ambassadors Group, Inc.	5,600	142,240
Ameristar Casinos, Inc.	27,100	698,909
Bally Technologies, Inc.*	59,400	1,009,206
CKE Restaurants, Inc. (a)	27,700	481,980
LIFE TIME FITNESS, Inc.*	11,200	524,720
Lone Star Steakhouse & Saloon, Inc.	8,700	247,254
MTR Gaming Group, Inc.*	15,300	157,590
Multimedia Games, Inc.*	46,400	690,432
Papa John's International, Inc.*	9,400	308,414
		4,260,745
Household Durables 0.5%
Blount International, Inc.*	18,000	289,980
Tupperware Brands Corp.	17,400	358,266
Yankee Candle Co., Inc.	7,500	205,275
		853,521
Leisure Equipment & Products 0.1%
Escalade, Inc.	9,200	102,028
Media 1.1%
Arbitron, Inc.	21,400	723,748
Mediacom Communications Corp. "A"*	177,900	1,022,925
Sinclair Broadcast Group, Inc. "A"	48,400	394,460
		2,141,133
Multiline Retail 0.4%
The Bon-Ton Stores, Inc.	21,200	685,820
Specialty Retail 4.3%
Aeropostale, Inc.*	13,700	413,192
Cache, Inc.*	12,300	225,582
Cato Corp. "A"	9,550	227,863
Charlotte Russe Holding, Inc.*	17,900	383,060
Christopher & Banks Corp.	25,100	582,571
CSK Auto Corp.*	67,600	937,612
Genesco, Inc.*	8,900	346,121
Gymboree Corp.*	42,100	1,096,284
Hibbett Sporting Goods, Inc.*	4,900	161,651
Lithia Motors, Inc. "A"	15,400	534,380
New York & Co., Inc.*	62,800	938,232
Payless ShoeSource, Inc.*	48,900	1,119,321
Select Comfort Corp.*	25,800	1,020,390
Trans World Entertainment Corp.*	34,900	194,393
		8,180,652
Textiles, Apparel & Luxury Goods 1.5%
Brown Shoe Co., Inc.	17,700	928,896
K-Swiss, Inc. "A"	4,200	126,588
Phillips-Van Heusen Corp.	17,400	664,854
Steven Madden Ltd.	31,500	1,118,250
		2,838,588
Consumer Staples 2.5%
Food & Staples Retailing 0.6%
Casey's General Stores, Inc.	46,000	1,052,020
Food Products 1.4%
Gold Kist, Inc.*	87,500	1,106,000
J & J Snack Foods Corp.	20,600	691,954
Seaboard Corp.	600	956,400
		2,754,354
Personal Products 0.5%
Chattem, Inc.*	25,000	941,250
Energy 7.9%
Energy Equipment & Services 1.9%
Grey Wolf, Inc.*	63,900	475,416
Helix Energy Solutions Group, Inc.*	37,300	1,413,670
NS Group, Inc.*	20,600	948,218
Pioneer Drilling Co.*	55,800	916,794
		3,754,098
Oil, Gas & Consumable Fuels 6.0%
ATP Oil & Gas Corp.* (a)	13,300	584,003
Berry Petroleum Co. "A"	7,200	492,840
Cabot Oil & Gas Corp.	30,800	1,476,244
Callon Petroleum Co.*	39,100	821,882
Comstock Resources, Inc.*	37,200	1,104,468
Edge Petroleum Corp.*	30,200	754,396
Encore Aquisition Co.*	28,700	889,700
Harvest Natural Resources, Inc.* (a)	85,700	833,004
James River Coal Co.* (a)	23,300	791,501
KCS Energy, Inc.*	43,000	1,118,000
Penn Virginia Corp.	6,000	426,000
Petrohawk Energy Corp.*	9,200	126,040
Swift Energy Co.*	30,600	1,146,276
USEC, Inc.	66,500	801,325
		11,365,679
Financials 19.3%
Banks 8.3%
Alabama National BanCorp.	1,800	123,120
AMCORE Financial, Inc.	2,900	91,698
BancFirst Corp.	3,400	148,240
Bank of the Ozarks, Inc. (a)	18,700	682,550
Center Financial Corp.	42,600	1,032,198
Chittenden Corp.	2,800	81,116
City Holding Co.	7,000	257,530
Corus Bankshares, Inc. (a)	28,800	1,711,872
CVB Financial Corp.	21,300	364,230
Fidelity Bankshares, Inc.	6,400	215,232
First Community Bancorp.	10,100	582,366
First Financial Bankshares, Inc.	1,466	56,148
First Republic Bank	30,050	1,136,491
First State Bancorp.	2,800	74,368
FirstFed Financial Corp.* (a)	26,300	1,573,003
Fremont General Corp.	24,700	532,532
Hancock Holding Co.	5,400	251,208
Hanmi Financial Corp.	22,200	400,932
Harbor Florida Bancshares, Inc.	700	26,509
IBERIABANK Corp.	4,400	248,908
NetBank, Inc.	30,000	217,200
OceanFirst Financial Corp.	5,000	122,500
Oriental Financial Group, Inc.	71,200	1,028,840
Pacific Capital Bancorp.	10,600	358,704
PFF Bancorp., Inc.	34,250	1,154,567
Prosperity Bancshares, Inc.	12,000	362,520
Sterling Bancshares, Inc.	6,100	110,105
SVB Financial Group*	21,100	1,119,355
Taylor Capital Group, Inc.	2,600	101,894
TierOne Corp.	5,700	193,515
Umpqua Holdings Corp.	13,300	379,050
W Holding Co., Inc.	30,300	238,461
WesBanco, Inc.	7,500	246,075
WSFS Financial Corp.	9,400	590,602
		15,813,639
Capital Markets 1.2%
Apollo Investment Corp.	51,480	916,859
Investment Technology Group, Inc.*	2,800	139,440
optionsXpress Holdings, Inc.	35,700	1,038,156
Piper Jaffray Companies, Inc.*	4,000	220,000
		2,314,455
Consumer Finance 0.7%
Cash America International, Inc.	27,300	819,546
CompuCredit Corp.*	12,700	467,487
		1,287,033
Diversified Financial Services 0.5%
Accredited Home Lenders Holding Co.* (a)	18,400	941,712
Insurance 1.9%
Bristol West Holdings, Inc.	21,100	406,175
National Financial Partners Corp.	8,300	469,116
Navigators Group, Inc.*	8,900	441,440
Seabright Insurance Holdings*	14,600	254,332
Tower Group, Inc.	54,000	1,247,400
Zenith National Insurance Corp.	15,850	762,861
		3,581,324
Real Estate 6.7%
Alexandria Real Estate Equities, Inc. (REIT)	6,200	591,046
Anthracite Capital, Inc. (REIT)	9,200	101,016
Brandywine Realty Trust (REIT)	17,500	555,800
Colonial Properties Trust (REIT)	12,700	636,651
Commercial Net Lease Realty (REIT)	10,900	253,970
Corporate Office Properties Trust (REIT)	12,800	585,472
Cousins Properties, Inc. (REIT)	7,700	257,411
Equity Lifestyle Properties, Inc. (REIT)	7,100	353,225
Equity One, Inc. (REIT)	10,600	260,336
First Industrial Realty Trust, Inc. (REIT) (a)	14,400	614,736
Glimcher Realty Trust (REIT)	5,900	167,560
Heritage Property Investment Trust (REIT)	12,900	510,711
Highwoods Properties, Inc. (REIT)	18,000	607,140
Home Properties, Inc. (REIT)	12,900	659,190
Jones Lang LaSalle, Inc.	5,000	382,700
Kilroy Realty Corp. (REIT)	9,200	710,792
LaSalle Hotel Properties (REIT)	7,300	299,300
Lexington Corporate Properties Trust (REIT)	5,700	118,845
Maguire Properties, Inc. (REIT)	14,200	518,300
Mid-America Apartment Communities, Inc. (REIT)	1,700	93,075
Nationwide Health Properties, Inc. (REIT)	24,700	531,050
Newcastle Investment Corp. (REIT)	13,900	332,488
Pennsylvania Real Estate Investment Trust (REIT)	11,900	523,600
PS Business Parks, Inc. (REIT)	4,200	234,864
RAIT Investment Trust (REIT)	16,200	457,488
Redwood Trust, Inc. (REIT) (a)	9,400	407,208
Sovran Self Storage, Inc. (REIT)	9,200	507,840
Sun Communities, Inc. (REIT)	6,800	240,380
Tanger Factory Outlet Centers, Inc. (REIT)	11,000	378,510
Taubman Centers, Inc. (REIT)	8,700	362,529
Washington Real Estate Investment Trust (REIT)	16,500	599,280
		12,852,513
Health Care 13.4%
Biotechnology 3.1%
Albany Molecular Research, Inc.*	57,600	585,216
Alkermes, Inc.*	54,900	1,210,545
Cubist Pharmaceuticals, Inc.*	36,800	845,296
Digene Corp.*	23,000	899,300
Geron Corp.* (a)	18,000	149,580
ImmunoGen, Inc.*	43,500	188,790
Nektar Therapeutics* (a)	38,700	788,706
Nuvelo, Inc.*	10,000	178,200
United Therapeutics Corp.*	15,600	1,033,968
		5,879,601
Health Care Equipment & Supplies 2.8%
Align Technology, Inc.*	16,900	154,973
American Medical Systems Holdings, Inc.*	57,000	1,282,500
ArthroCare Corp.*	22,000	1,052,040
Candela Corp.*	15,500	334,800
Integra LifeSciences Holdings*	27,900	1,143,342
Kyphon, Inc.*	24,700	918,840
LifeCell Corp.*	6,300	142,065
OraSure Technologies, Inc.*	30,700	316,210
		5,344,770
Health Care Providers & Services 4.9%
Alliance Imaging, Inc.*	89,400	575,736
Chemed Corp.	100	5,934
Computer Programs & Systems, Inc.	6,400	320,000
CorVel Corp.*	18,800	413,976
eResearch Technology, Inc.*	47,900	689,281
Healthways, Inc.* (a)	22,900	1,166,526
LCA-Vision, Inc.	18,800	942,068
Magellan Health Services, Inc.*	25,500	1,031,985
MedCath Corp.*	20,700	395,784
Odyssey HealthCare, Inc.*	44,200	760,682
Pediatrix Medical Group, Inc.*	14,000	1,436,960
PRA International*	2,300	57,017
United Surgical Partners International, Inc.*	8,400	297,444
WellCare Health Plans, Inc.*	26,200	1,190,528
		9,283,921
Pharmaceuticals 2.6%
Alpharma, Inc. "A"	29,700	796,554
Bentley Pharmaceuticals, Inc.* (a)	46,000	604,900
Cypress Bioscience, Inc.*	25,000	157,500
Durect Corp.* (a)	85,100	541,236
Hi-Tech Pharmacal Co., Inc.*	14,000	394,800
K-V Pharmaceutical Co. "A"*	38,700	933,444
Nastech Pharmaceutical Co., Inc.*	37,400	673,200
Salix Pharmaceuticals Ltd.*	48,900	807,339
		4,908,973
Industrials 14.5%
Aerospace & Defense 0.5%
Hexcel Corp.*	46,600	1,023,802
Air Freight & Logistics 0.8%
EGL, Inc.*	25,700	1,156,500
Hub Group, Inc. "A"*	7,800	355,524
		1,512,024
Airlines 0.8%
ExpressJet Holdings, Inc.*	101,400	754,416
Republic Airways Holdings, Inc.*	53,600	793,816
		1,548,232
Building Products 0.6%
NCI Building Systems, Inc.*	10,500	627,585
Universal Forest Products, Inc.	6,700	425,383
		1,052,968
Commercial Services & Supplies 2.7%
Consolidated Graphics, Inc.*	18,700	974,644
John H. Harland Co.	11,500	451,950
Labor Ready, Inc.*	45,000	1,077,750
McGrath Rentcorp.	15,900	477,954
PHH Corp.*	19,500	520,650
Rollins, Inc.	11,100	224,664
Standard Register Co.	39,700	615,350
TeleTech Holdings, Inc.*	65,600	728,816
		5,071,778
Construction & Engineering 1.6%
EMCOR Group, Inc.*	31,000	1,539,460
Granite Construction, Inc.	30,400	1,479,872
		3,019,332
Electrical Equipment 2.4%
A.O. Smith Corp.	25,500	1,346,400
Acuity Brands, Inc.	33,500	1,340,000
Genlyte Group, Inc.*	8,900	606,446
LSI Industries, Inc.	59,700	1,017,288
Vicor Corp.	11,400	224,922
		4,535,056
Machinery 3.1%
Accuride Corp.*	19,500	224,250
Barnes Group, Inc.	23,600	955,800
Cascade Corp.	6,900	364,665
ESCO Technologies, Inc.*	22,700	1,149,755
JLG Industries, Inc.	47,600	1,465,604
Middleby Corp.*	2,900	242,788
Titan International, Inc. (a)	24,300	419,418
Trinity Industries, Inc.	14,900	810,411
Valmont Industries, Inc.	7,200	302,688
		5,935,379
Road & Rail 0.5%
Dollar Thrifty Automotive Group, Inc.*	4,900	222,460
Marten Transport Ltd.*	18,300	331,047
US Xpress Enterprises, Inc. "A"*	23,500	457,545
		1,011,052
Trading Companies & Distributors 1.5%
Applied Industrial Technologies, Inc.	24,800	1,106,080
Electro Rent Corp.*	7,900	134,300
GATX Corp.	31,600	1,304,764
NuCo2, Inc.*	8,000	253,920
		2,799,064
Information Technology 19.1%
Communications Equipment 2.3%
ADTRAN, Inc.	36,400	952,952
Avocent Corp.*	17,100	542,754
Ciena Corp.*	79,700	415,237
InterDigital Communications Corp.*	39,600	970,992
Ixia*	15,600	222,456
MasTec, Inc.*	42,600	603,642
Redback Networks, Inc.*	32,900	713,601
		4,421,634
Computers & Peripherals 1.0%
Advanced Digital Information Corp.*	70,400	618,112
Imation Corp.	6,300	270,333
Komag, Inc.*	20,900	994,840
		1,883,285
Electronic Equipment & Instruments 3.0%
Agilysys, Inc.	18,000	271,080
Brightpoint, Inc.*	24,600	764,076
Checkpoint Systems, Inc.*	26,900	723,072
Coherenet, Inc.*	13,400	470,474
Itron, Inc.*	18,500	1,107,225
Multi-Fineline Electronix, Inc.*	4,600	269,054
Plexus Corp.*	26,400	991,848
Technitrol, Inc.	48,300	1,158,234
		5,755,063
Internet Software & Services 1.8%
CNET Networks, Inc.*	42,600	605,346
EarthLink, Inc.*	54,500	520,475
j2 Global Communications, Inc.*	12,400	582,800
Jupitermedia Corp.*	7,200	129,456
RealNetworks, Inc.*	30,100	248,325
WebEx Communications, Inc.*	19,400	653,198
Websense, Inc.*	21,400	590,212
		3,329,812
IT Consulting & Services 1.4%
CSG Systems International, Inc.*	39,900	928,074
MAXIMUS, Inc.	8,100	291,438
StarTek, Inc.	21,300	501,828
TALX Corp.	16,200	461,376
TNS, Inc.*	26,400	559,152
		2,741,868
Semiconductors & Semiconductor Equipment 5.6%
Advanced Energy Industries, Inc.*	59,200	836,496
Brooks Automation, Inc.*	50,700	721,968
Credence Systems Corp.*	84,000	616,560
Cymer, Inc.*	18,700	849,728
Diodes, Inc.*	19,900	825,850
Fairchild Semiconductor International, Inc.*	19,500	371,865
Integrated Device Technology, Inc.*	72,000	1,069,920
IXYS Corp.*	64,700	596,534
Kulicke & Soffa Industries, Inc.*	65,400	623,916
Mattson Technology, Inc.*	46,600	559,200
Micrel, Inc.*	57,600	853,632
Microsemi Corp.*	32,900	957,719
Netlogic Microsystems, Inc.*	6,200	255,502
Photronics, Inc.*	43,800	821,688
Trident Microsystems, Inc.*	25,200	732,312
		10,692,890
Software 4.0%
Advent Software, Inc.*	32,800	932,176
Altiris, Inc.*	13,800	303,738
Ansoft Corp.*	22,900	954,701
Blackbaud, Inc.	43,400	919,646
FalconStor Software, Inc.*	15,600	147,420
Internet Security Systems, Inc.*	20,600	493,988
Lawson Software, Inc.* (a)	105,100	806,117
MicroStrategy, Inc., "A"*	8,200	863,378
Parametric Technology Corp.*	42,080	687,166
RSA Security, Inc.*	21,800	391,092
SPSS, Inc.*	8,800	278,608
Wind River Systems, Inc.*	58,300	725,835
		7,503,865
Materials 4.8%
Chemicals 0.7%
Pioneer Companies, Inc.*	22,300	680,150
Terra Industries, Inc.* (a)	90,700	639,435
		1,319,585
Containers & Packaging 0.4%
Silgan Holdings, Inc.	17,800	715,026
Metals & Mining 3.7%
AK Steel Holding Corp.*	60,000	900,000
Aleris International, Inc.*	19,200	922,944
Century Aluminum Co.*	30,000	1,273,500
Commercial Metals Co.	25,000	1,337,250
Quanex Corp.	18,500	1,232,655
Reliance Steel & Aluminum Co.	15,300	1,436,976
		7,103,325
Telecommunication Services 2.4%
Diversified Telecommunication Services 1.3%
Alaska Communications Systems Group, Inc.	55,100	668,363
General Communication, Inc. "A"*	42,700	516,243
Golden Telecom, Inc.	15,300	459,765
North Pittsburgh Systems, Inc.	4,700	109,698
Premiere Global Services, Inc.*	21,800	175,490
TALK America Holdings, Inc.*	62,600	533,978
		2,463,537
Wireless Telecommunication Services 1.1%
Centennial Communications Corp.	78,800	577,604
Syniverse Holdings, Inc.*	55,500	876,900
UbiquiTel, Inc.*	64,600	652,460
USA Mobility, Inc.	2,100	59,808
		2,166,772
Utilities 1.5%
Electric Utilities 0.8%
ALLETE, Inc.	2,400	111,840
Otter Tail Corp.	5,400	154,926
Sierra Pacific Resources*	102,500	1,415,525
		1,682,291
Gas Utilities 0.5%
New Jersey Resources Corp.	700	31,675
South Jersey Industries, Inc.	12,800	349,056
Southwest Gas Corp.	12,600	352,170
The Laclede Group, Inc.	5,600	192,752
		925,653
Independent Power Producers & Energy Traders 0.1%
Black Hills Corp.	3,500	119,000
Multi-Utilities 0.1%
Avista Corp.	7,100	146,615
Total Common Stocks (Cost $162,345,735)		188,523,114
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.3%
US Treasury Bill, 4.24%**, 4/20/2006 (b) (Cost $653,534)	655,000	653,534
	Shares	Value ($)

Securities Lending Collateral 6.4%
Daily Assets Fund Institutional, 4.73% (c) (d) (Cost $12,206,650)	12,206,650	12,206,650

Cash Equivalents 3.1%
Cash Management QP Trust, 4.75% (e) (Cost $5,842,444)	5,842,444	5,842,444
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $181,048,363)+	108.9	207,225,742
Other Assets and Liabilities, Net	(8.9)	(16,985,491)
Net Assets	100.0	190,240,251

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $180,959,413. At March 31, 2006, net unrealized appreciation for all securities based on tax cost was $26,266,329. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,332,539 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,066,210.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2006 amounted to $11,892,790 which is 6.3% of net assets.

(b) At March 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At March 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
Russell 2000 Index	6/15/2006	18	6,558,244	6,946,200	387,956

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $162,999,269) — including $11,892,790 of securities loaned	$ 189,176,648
Investment in Daily Assets Fund Institutional (cost $12,206,650)*	12,206,650
Investment in Cash Management QP Trust (cost $5,842,444)	5,842,444
Total investments in securities, at value (cost $181,048,363)	207,225,742
Receivable for Fund shares sold	99,506
Dividends receivable	164,499
Interest receivable	29,994
Receivable for daily variation margin on open futures contracts	32,400
Other assets	34,363
Total assets	207,586,504
Liabilities
Payable for Fund shares redeemed	4,831,101
Payable upon return of securities loaned	12,206,650
Accrued management fee	117,268
Other accrued expenses and payables	191,234
Total liabilities	17,346,253
Net assets, at value	$ 190,240,251
Net Assets
Net assets consist of: Undistributed net investment income	191,205
Net unrealized appreciation (depreciation) on: Investments	26,177,379
Futures	387,956
Accumulated net realized gain (loss)	8,207,225
Paid-in capital	155,276,486
Net assets, at value	$ 190,240,251

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($14,281,611 ÷ 572,167 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.96
Maximum offering price per share (100 ÷ 94.25 of $24.96)	$ 26.48

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,060,718 ÷ 128,960 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 23.73

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,680,509 ÷ 70,667 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 23.78
Class AARP Net Asset Value, offering and redemption price(a) per share ($66,786,521 ÷ 2,637,480 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.32
Class S Net Asset Value, offering and redemption price(a) per share ($104,430,892 ÷ 4,113,890 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.38

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,509)	$ 1,171,882
Interest — Cash Management QP Trust	98,774
Interest	6,673
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	52,492
Total Income	1,329,821
Expenses: Management fee	694,208
Services to shareholders	232,820
Custodian and accounting fees	55,912
Distribution service fees	36,590
Auditing	29,200
Legal	10,731
Trustees' fees and expenses	3,910
Reports to shareholders	37,915
Registration fees	30,429
Other	10,589
Total expenses before expense reductions	1,142,304
Expense reductions	(3,688)
Total expenses after expense reductions	1,138,616
Net investment income (loss)	191,205
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,990,617
Futures	187,099
8,177,716
Net unrealized appreciation (depreciation) during the period on: Investments	12,777,913
Futures	430,024
13,207,937
Net gain (loss) on investment transactions	21,385,653
Net increase (decrease) in net assets resulting from operations	$ 21,576,858

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005
Operations: Net investment income (loss)	$ 191,205	$ (633,752)
Net realized gain (loss) on investment transactions	8,177,716	25,805,970
Net unrealized appreciation (depreciation) during the period on investment transactions	13,207,937	613,205
Net increase (decrease) in net assets resulting from operations	21,576,858	25,785,423
Distributions to shareholders from: Net realized gains: Class A	(1,668,131)	(1,640,243)
Class B	(368,683)	(314,006)
Class C	(214,848)	(164,992)
Class AARP	(8,445,131)	(7,769,998)
Class S	(13,446,245)	(9,601,786)
Fund share transactions: Proceeds from shares sold	12,041,708	42,136,260
Reinvestment of distributions	23,383,626	18,511,706
Cost of shares redeemed	(26,732,214)	(38,465,175)
Redemption fees	2,056	1,646
Net increase (decrease) in net assets from Fund share transactions	8,695,176	22,184,437
Increase (decrease) in net assets	6,128,996	28,478,835
Net assets at beginning of period	184,111,255	155,632,420
Net assets at end of period (including undistributed net investment income of $191,205 at March 31, 2006)	$ 190,240,251	$ 184,111,255

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.70	$ 24.87	$ 21.43	$ 16.02	$ 16.04	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.16)	(.15)	(.05)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.67	4.10	4.29	5.46	.06	(2.43)
Total from investment operations	2.66	3.94	4.14	5.41	(.02)	(2.46)
Less distributions from: Net realized gain on investment transactions	(3.40)	(3.11)	(.70)	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 24.96	$ 25.70	$ 24.87	$ 21.43	$ 16.02	$ 16.04
Total Return (%)[d]	11.99**	16.45	19.45	33.77	(.12)	(13.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	12	13	5	1.009
Ratio of expenses (%)	1.53*	1.50	1.50	1.42	1.48	1.48*
Ratio of net investment income (loss) (%)	(.09)*	(.63)	(.62)	(.25)	(.44)	(.60)*
Portfolio turnover rate (%)	194*	198	186	164	146	48

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.70	$ 24.20	$ 21.03	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.36)	(.33)	(.19)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.52	3.97	4.20	5.37	.06	(2.43)
Total from investment operations	2.43	3.61	3.87	5.18	(.16)	(2.49)
Less distributions from: Net realized gain on investment transactions	(3.40)	(3.11)	(.70)	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 23.73	$ 24.70	$ 24.20	$ 21.03	$ 15.85	$ 16.01
Total Return (%)[d]	11.52e**	15.50[e]	18.47[e]	32.68	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	2.9		.02
Ratio of expenses before expense reductions (%)	2.39*	2.38	2.32	2.25	2.28	2.28*
Ratio of expenses after expense reductions (%)	2.36*	2.35	2.31	2.25	2.28	2.28*
Ratio of net investment income (loss) (%)	(.92)*	(1.48)	(1.43)	(1.08)	(1.24)	(1.40)*
Portfolio turnover rate (%)	194*	198	186	164	146	48

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.74	$ 24.21	$ 21.04	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.35)	(.33)	(.20)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.53	3.99	4.20	5.39	.06	(2.43)
Total from investment operations	2.44	3.64	3.87	5.19	(.16)	(2.49)
Less distributions from: Net realized gain on investment transactions	(3.40)	(3.11)	(.70)	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 23.78	$ 24.74	$ 24.21	$ 21.04	$ 15.85	$ 16.01
Total Return (%)[d]	11.59**	15.54	18.51	32.74	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1.9		.1	.002
Ratio of expenses (%)	2.29*	2.30	2.28	2.21	2.26	2.25*
Ratio of net investment income (loss) (%)	(.85)*	(1.43)	(1.40)	(1.04)	(1.22)	(1.37)*
Portfolio turnover rate (%)	194*	198	186	164	146	48

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 26.00	$ 25.09	$ 21.57	$ 16.09	$ 16.06	$ 18.32
Income (loss) from investment operations: Net investment income (loss)[b]	.03	(.10)	(.09)	(.01)	(.03)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.69	4.12	4.31	5.49	.06	(2.20)
Total from investment operations	2.72	4.02	4.22	5.48	.03	(2.26)
Less distributions from: Net realized gain on investment transactions	(3.40)	(3.11)	(.70)	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 25.32	$ 26.00	$ 25.09	$ 21.57	$ 16.09	$ 16.06
Total Return (%)	12.14**	16.59	19.70	34.06	.19	(12.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	66	63	50	37	34
Ratio of expenses (%)	1.26*	1.24	1.25	1.21	1.21	1.23
Ratio of net investment income (loss) (%)	.18*	(.37)	(.37)	(.04)	(.17)	(.32)
Portfolio turnover rate (%)	194*	198	186	164	146	48
[a] For the six months ended March 31, 2006 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.
Class S Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 26.04	$ 25.10	$ 21.56	$ 16.08	$ 16.05	$ 18.30
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.07)	(.08)	(.01)	(.03)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.70	4.12	4.32	5.49	.06	(2.19)
Total from investment operations	2.74	4.05	4.24	5.48	.03	(2.25)
Less distributions from: Net realized gain on investment transactions	(3.40)	(3.11)	(.70)	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 25.38	$ 26.04	$ 25.10	$ 21.56	$ 16.08	$ 16.05
Total Return (%)	12.25**	16.72	19.80	34.08	.19	(12.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	104	101	77	52	41	42
Ratio of expenses (%)	1.13*	1.14	1.20	1.21	1.21	1.23
Ratio of net investment income (loss) (%)	.31*	(.27)	(.32)	(.04)	(.17)	(.32)
Portfolio turnover rate (%)	194*	198	186	164	146	48
[a] For the six months ended March 31, 2006 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Small Cap Core Fund (formerly Scudder Small Company Stock Fund) (the "Fund") is a diversified series of DWS Investment Trust (formerly Investment Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information).

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the six months ended March 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $176,994,847 and $188,323,288, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

For the period October 1, 2005 through November 30, 2005, the Advisor had agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period October 1, 2005 through May 31, 2006, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.34%, 1.36%, 1.36%, 1.34% and 1.34% for Class A, B, C, AARP and S, respectively, of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustees' counsel fees and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, and C shares. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP and S shares. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SCC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended March 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2006
Class A	$ 20,037	$ —	$ 7,676
Class B	5,483	357	2,527
Class C	2,325	—	1,226
Class AARP	93,384	—	39,111
Class S	75,914	—	29,081
	$ 197,143	$ 357	$ 79,621

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $45,600, of which $6,439 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS-Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Class B	$ 10,249	$ 1,901
Class C	5,805	1,014
	$ 16,054	$ 2,915

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2006	Annualized Effective Rate
Class A	15,322	3,240.24%
Class B	3,370	932.25%
Class C	1,844	480.24%
	$ 20,536	$ 4,652

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2006 aggregated $1,218.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended March 31, 2006, the CDSC for Class B and C shares aggregated $1,390 and $32, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $11,880, of which $7,680 is unpaid at March 31, 2006.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended March 31, 2006, the Advisor agreed to reimburse the Fund $3,013, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2006, the Fund's custodian fees were reduced by $318 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	108,815	$ 2,661,085	195,061	$ 4,880,049
Class B	21,421	497,590	36,663	891,989
Class C	11,194	262,094	50,920	1,260,990
Class AARP	87,848	2,130,083	300,060	7,721,208
Class S	257,360	6,490,856	1,083,511	27,382,024
		$ 12,041,708		$ 42,136,260
Shares issued to shareholders in reinvestment of distributions
Class A	73,083	$ 1,622,481	53,811	$ 1,318,918
Class B	16,141	341,555	12,351	293,076
Class C	8,007	169,670	6,047	143,474
Class AARP	358,285	8,061,414	298,205	7,389,876
Class S	584,856	13,188,506	377,825	9,366,362
		$ 23,383,626		$ 18,511,706
Shares redeemed
Class A	(84,598)	$ (2,042,487)	(293,651)	$ (7,232,844)
Class B	(17,891)	(419,199)	(44,897)	(1,087,703)
Class C	(9,273)	(213,558)	(38,640)	(947,647)
Class AARP	(365,211)	(8,924,723)	(536,579)	(13,525,379)
Class S	(616,830)	(15,132,247)	(621,961)	(15,671,602)
		$ (26,732,214)		$ (38,465,175)
Redemption fees		$ 2,056		$ 1,646
Net increase (decrease)
Class A	97,300	$ 2,241,079	(44,779)	$ (1,032,930)
Class B	19,671	419,948	4,117	97,368
Class C	9,928	218,207	18,327	456,849
Class AARP	80,922	1,268,535	61,686	1,585,871
Class S	225,386	4,547,407	839,375	21,077,279
		$ 8,695,176		$ 22,184,437

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZCAX	SZCBX	SZCCX
CUSIP Number	23338J 681	23338J 673	23338J 665
Fund Number	439	639	739
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASCSX	SSLCX
Fund Number	139	339

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006